SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               July 10, 1997
                     _________________________________
                     (Date of earliest event reported)


                       Falcon Drilling Company, Inc.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

        Delaware                0-26388                   76-0351754
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)


           1900 West Loop South, Suite 1800, Houston, Texas 77027
        ____________________________________________________________
        (Address of principal executive offices, including zip code)


                               (713) 623-8984
            ____________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
       _____________________________________________________________
       (Former name or former address, if changed since last report)


     Item 5.   Other Events

               On July 10, 1997 Falcon Drilling Company, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among R&B Falcon Corporation, FDC Acquisition Corp., Reading & Bates Acquisition Corp., the Company and Reading & Bates Corporation ("R&B"), dated as of July 10, 1997. A copy of the Merger Agreement is attached hereto as Exhibit 1 and is hereby incorporated by reference.
     On July 10, 1997, in connection with the Merger Agreement, the Company and R&B entered into the FDC Stock Option Agreement and the R&B Corporation Stock Option Agreement, copies of each of which are attached hereto as Exhibits 2 and 3 respectively and are hereby incorporated by reference. On July 10, 1997, the Company and R&B issued a press release concerning the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 4 and is hereby incorporated by reference.
     The terms of the transaction described in such press release are qualified in their entirety by reference to the Merger Agreement. On July 10, 1997, the Company entered into Amendment Number One to the Rights Agreement, dated as of June 25, 1997, between the Company and American Stock Transfer & Trust Company, as Rights Agent, a copy of which is attached hereto as Exhibit 5 and is hereby incorporated by reference.

     Item 7.   Financial Statements and Exhibits

               (c)  Exhibits

                    (1) Agreement and Plan of Merger, dated as of July 10, 1997, among R&B Falcon Corporation, FDC Acquisition Corp., Reading & Bates
                         Acquisition Corp., Falcon Drilling Company,
                         Inc. and Reading & Bates Corporation.

                    (2) FDC Stock Option Agreement dated as of July 10, 1997, between Falcon Drilling Company, Inc. and Reading & Bates Corporation.

                    (3) R&B Corporation Stock Option Agreement dated as of July 10, 1997, between Reading & Bates Corporation and Falcon Drilling Company, Inc.

                    (4)  Form of press release dated July 10, 1997.

                    (5) Amendment Number One, dated as of July 10, 1997, to Rights Agreement, dated as of June 25, 1997, between Falcon Drilling Company, Inc. and American Stock Transfer & Trust Company.



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FALCON DRILLING COMPANY, INC.

                                        By: /s/ Leighton E. Moss
                                            -------------------------
                                            Name:  Leighton E. Moss
                                            Title: General Counsel

     Date: July 16, 1997